Exhibit 10.12

OMNIBUS AMENDMENT TO STOCK PLANS MAINTAINED BY
SUNTRUST BANKS, INC.

WHEREAS, SunTrust Banks, Inc. (the “Corporation”) currently maintains a number of stock plans, many of which were inherited from predecessors as a result of mergers and acquisitions and the names of which are listed on the Exhibit I appended hereto and incorporated herein by reference; and

WHEREAS, there may be outstanding grants of stock, options, SARs, restricted stock or some other form of equity award; and

WHEREAS, the Corporation now considers it desirable to amend the Plans to meet the applicable requirements of Section 409A of the Internal Revenue Code of 1986 (as amended);

NOW, THEREFORE, BE IT RESOLVED that each of the Plans list on Exhibit I is hereby amended, effective as of January 1, 2009, to add an Appendix A to read as follows:

APPENDIX A

1. 409A Compliance. To the extent that amounts payable under this Plan are subject to Internal Revenue Code section 409A, the Plan is intended to comply with such section 409A and official guidance issued thereunder (collectively, “Section 409A”). Notwithstanding anything herein to the contrary, the Plan shall be interpreted, operated and administered in a manner consistent with this intention.

2. Effect on Stock Units and Other Awards Subject to 409A. No provision of the Plan (including any change in control provisions) shall affect the time or form of payment of any Stock Unit or other award under the Plan which is subject to Section 409A. And the grantee of a Stock Unit or other award under the Plan which is subject to Section 409A shall not be permitted to reduce the number of shares in his award or grant to satisfy the grantee’s tax withholding obligations.

IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed this 31st day of December, 2008.

SUNTRUST BANKS, INC.

By: /s/ Donna D. Lange
Name: Donna D. Lange
Title: SVP, Corporate Benefits Director

EXHIBIT I

LIST OF STOCK PLANS

As of December 31, 2008

Name

SunTrust Banks, Inc. 2000 Stock Plan

SunTrust Banks, Inc. 1995 Executive Stock Plan

SunTrust Banks, Inc. 1986 Executive Stock Plan

1981 Stock Option Plan of Crestar Financial Corporation and Affiliated Corporations

Crestar Financial Corporation 1993 Stock Incentive Plan

Crestar/Citizens Stock Option Plan, Chapters I & II

Lighthouse Mortgage Corporation 1994 Stock Option Plan

National Commerce Financial Corporation 2003 Stock and Incentive Plan

National Commerce Bancorporation 1994 Stock Plan

National Commerce Financial Corporation Stock Option Gain Deferral and Former NCB Deferred Compensation Plan

National Commerce Financial Corporation Amended and Restated Long-Term Incentive Plan

Piedmont Bancorp, Inc. Stock Option Plan

American Federal Bank, FSB Amended and Restated 1988 Stock Option and Incentive Plan

1995 Directors Performance Plan of American Federal Bank, FSB

Stone Street Bancorp, Inc. Stock Option Plan

SouthBanc Shares, Inc. 1998 Stock Option Plan

SouthBanc Shares, Inc. 2001 Stock Option Plan

Perpetual Bank, A Federal Savings Bank 1997 Stock Option Plan (as assumed by SouthBanc Shares, Inc.)

GB&T Option Plan

Prior Plans (no grants outstanding)
1993 Nonstatutory Stock Option Plan for CCB Savings Bank of Lenoir, Inc., SSB

1993 Nonstatutory Stock Option Plan for Graham Savings Bank, Inc., SSB

Security Capital Bancorp Omnibus Stock Ownership and Long Term Incentive Plan

Hillsborough Savings Bank, Inc. SSB Management Recognition Plan